UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2017
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

As previously disclosed, on February 1, 2017, ACCO Brands Corporation (the "Company") announced that, as a result of the completion of the acquisition of Esselte Group Holdings AB, it would be realigning its business segments for financial reporting purposes beginning in the first quarter of 2017. Going forward, the Company will now have three operating business segments that are aligned along geographic markets, and the Company will no longer report the results of its Computer Products Group as a separate segment. ACCO Brands North America will continue to comprise the U.S. and Canada. ACCO Brands International will now comprise Australia, Latin America and Asia-Pacific. The Company’s new segment, ACCO Brands EMEA, will comprise Europe, Middle East and Africa. Results of the former Computer Products Group segment will be reflected in the appropriate geographic segment based on the region in which sales are made.
This Form 8-K is being filed in order to assist investors in making comparisons of segment information the Company reports in the future with historical segment information for the years ended December 31, 2015 and 2016, and for interim 2016 financial periods. The accompanying Supplemental Business Segment Information and Reconciliation of Non-GAAP Measures (Unaudited) furnished as Exhibit 99.1 hereto includes reclassifications that have been made to conform previously reported annual financial information for 2015 and 2016, and quarterly financial information for 2016, to reflect the realigned segment structure.
The information included in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report included under this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1	Supplemental Business Segment Information and Reconciliation of Non-GAAP Measures (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	April 6, 2017	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Supplemental Business Segment Information and Reconciliation of Non-GAAP Measures (Unaudited).